Firstar Stellar Growth Equity Fund
Firstar Stellar Relative Value Fund
Firstar Stellar Fund
Firstar Stellar Capital Appreciation Fund
Firstar Stellar International Equity Fund
                                                                    May 20, 1999

                          Supplement to the Prospectus
                              dated March 31, 1999

We are pleased to announce that the Firstar Stellar International Equity Fund and the Firstar Stellar Fund have a new portfolio manager. Mr. Donald L. Keller has agreed take over management of the two funds.

The prospectus is amended as follows:

Page 19

Under the subheading "Portfolio Mangers" please replace the paragraph regarding Mr. Keller with the following:

         Donald L. Keller, Senior Vice President and Chief Investment Officer of Firstar Bank since 1998, has been employed by Firstar Bank in various capacities since 1982. Mr. Keller has managed the Growth Equity Fund since its inception in October 1994. He managed the domestic equity securities component of the Stellar Fund from its inception in October 1991 through December 1995. Mr. Keller became the lead manager of the Stellar Fund in May 1999. Mr. Keller also supported the domestic and international equity and fixed income components of Capital Appreciation Fund from its inception in June 1994 through December 1995. He became the lead manager of the Capital Appreciation Fund in March 1999. In May 1999, Mr. Keller became the portfolio manager of the International Equity Fund. Mr. Keller earned a Bachelor of Business Administration Degree in Finance and Accounting from the University of Cincinnati. He also earned his Masters in Finance from Xavier University.



Page 20

The first paragraph regarding T. Andrew Jones is deleted.